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                                                                   EXHIBIT 10.31

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                  This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is dated as of March __, 1998 by and among Sleepmaster Holdings L.L.C., a New Jersey limited liability company (the "Company"), Sleep Investor L.L.C., a Delaware limited liability company (the "Investor"), PMI Mezzanine Fund, L.P., a Delaware limited partnership ("PMI"), and Charles Schweitzer, James P. Koscica, Michael Reilly, Timothy DuPont, Michael Bubis, Richard Tauber, Douglas Phillips and each other executive of the Company or its subsidiaries who acquires Common Interests (as defined below) from the Company after the date hereof and executes a joinder hereto (collectively, the "Executives", and individually an "Executive").

                  The original Registration Rights Agreement (the "Original Agreement") was entered into among the Company, the Investor, PMI and certain of the Executives as of November 14, 1996.

                  The Executives hold units of the Company's Class A Common Interests (the "Class A Common"), and the Investor holds units of the Class A Common and units of the Company's Class B Common Interests (the "Class B Common"). The Company issued to PMI warrants to purchase units of Class A Common pursuant to the Common Interest Purchase Warrants dated as of November 14, 1996 (as amended as of the date hereof the "1996 Warrant Agreement") and the Company is issuing additional warrants to purchase units of Class A Common pursuant to Common Interest Purchase Warrants dated the date hereof (the "New Warrant Agreement," and, together with the 1996 Warrant Agreement, the "Warrant Agreements").

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meaning given such terms in the Second Amended and Restated Limited Liability Company Operating Agreement of the Company, dated November 14, 1996 (the "Operating Agreement"). As used herein, the following terms shall have the following meanings.

                  "Affiliate" means as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Common Interests" means, collectively, the Class A Common, the Class B Common, and any other class of securities of the Company which is not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities.

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                  "Company Registrable Securities" has the meaning given to that term in Section 6(c).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Registrable Securities" means (i) any Common Interests acquired by, or issued or issuable to, the Executives on or after the date hereof (provided that if any such Common Interests are subject to vesting under the terms of an Employment Agreement or other agreement executed by the Company and/or Sleepmaster and any Executive, such Common Interests shall be Executive Registrable Securities only if and to the extent such Common Interests have vested pursuant to the terms of such agreement), and (ii) any securities of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a distribution or of a combination, exchange, conversion or division of such securities or in connection with a recapitalization, merger, consolidation or other reorganization. As to any particular Executive Registrable Securities, such securities shall cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire directly or indirectly such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; provided, that if such Executive Registrable Securities are Vesting Executive Securities (as defined in the applicable Employment Agreement) or are otherwise subject to vesting, a Person will be deemed to be a holder of such Executive Registrable Securities only if, and only to the extent that, such securities have become Vested Interests (as defined in the applicable Employment Agreement) or have otherwise vested in accordance with the terms of any applicable agreement.

                  "Investor Registrable Securities" means (i) Common Interests acquired by, or issued or issuable to, the Investor or its Affiliates on or after the date hereof, and (ii) any securities of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a distribution or of a combination, exchange, conversion, or division of such securities or in connection with a recapitalization, merger, consolidation or other reorganization. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire directly or indirectly such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PMI Registrable Securities" means (i) Common Interests acquired by, or issued or issuable to, PMI pursuant to the terms and conditions of the Warrant Agreements on or after the date hereof, and (ii) any securities of the Company issued or issuable with respect to the securities


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referred to in clause (i) by way of a distribution or of a combination, exchange, conversion, or division of such securities or in connection with a recapitalization, merger, consolidation or other reorganization. As to any particular PMI Registrable Securities, such securities shall cease to be PMI Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of PMI Registrable Securities whenever such Person has the right to acquire directly or indirectly such PMI Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Put Notice" has the meaning given to that term in the Warrant Agreements.

                  "Put Option" has the meaning given to that term in the Warrant Agreements.

                  "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of equity securities of the Company having an aggregate value of at least $20 million.

                  "Registrable Securities" means, collectively, the Investor Registrable Securities, the PMI Registrable Securities, and the Executive Registrable Securities.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

                  "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Successor Agreement" means, in the event a Termination Event occurs, the agreement or undertaking which replaces and is substituted for this Agreement (if such replacement and substitution is necessary, as determined by the Company's Board of Advisors in its good faith business judgment), which Successor Agreement will give registration rights to the holders of Registrable Securities which are substantially similar to the registration rights of the holders of Registrable Securities set forth herein.

                  "Successor Entity" means, if a Termination Event has occurred, the entity that replaces or succeeds the Company, including: (a) if the Company is dissolved and liquidated, Sleepmaster (to the extent Sleepmaster is still owned by the Company at the time of the Company's liquidation), (b) if the Company is being converted to corporate form, the corporation that succeeds


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to the interests of and replaces the Company or (c) if the existence of the
Company is being terminated as a result of a merger, consolidation, restructuring or other major transaction, the entity that survives such transaction and succeeds to the interests of the Company. If there is a Successor Entity, all references to the Company in this Agreement shall be deemed to be references to such Successor Entity.

                  "Termination Event" means (a) the dissolution and liquidation of the Company, (b) the conversion of the Company to corporate form and/or (c) any other merger, consolidation, restructuring or other transaction involving the Company in which the Company does not survive as an existing entity.

2.       Demand Registrations.

                  (a) Requests for Registration. Subject to Section 2(b) below,
(i) at any time and from time to time, the holders of a majority of the Investor Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. In addition, subject to Section 2(g) below, the holders of a majority of the Investor Registrable Securities may request that the Company file with the SEC a registration statement under the Securities Act on any applicable form pursuant to Rule 415 under the Securities Act (a "415 Registration"), and (ii) from time to time prior to November 14, 2009, in the event that the Company shall fail for any reason (including, without limitation, the unavailability of financing or the failure to obtain any necessary approval) to purchase any PMI Registrable Securities following the receipt of a validly delivered Put Notice pursuant to the terms and conditions of the Warrant Agreements, on or after the ninetieth (90th) day following the date of the Put Notice, so long as such Put Notice has not been revoked, the holders of a majority of the PMI Registrable Securities may request a Long-Form Registration, whether underwritten or otherwise, of all or any part of the PMI Registrable Securities; provided, that the registration rights set forth in this clause (ii) shall terminate upon the termination of the Put Option pursuant to the terms of the Warrant Agreements. In connection with a Demand Registration described in the foregoing clause 2(a)(ii), the Company shall use its commercially reasonable efforts to cause to be included in such registration Common Interests having an aggregate value (based on the midpoint of the proposed offering price range specified in the registration statement used to offer such securities) which will likely provide aggregate net proceeds from the offering (individually or when aggregated with any prior public offerings of the Common Interests) of not less than $30,000,000. Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request for a Long-Form Registration or Short-Form Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations".

                  (b) Long-Form Registrations. The holders of a majority of the Investor Registrable Securities will be entitled to request, pursuant to the terms of Section 2(a), up to five (5)


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Long-Form Registrations; provided, that such a registration will not count as a permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration. The holders of a majority of the PMI Registrable Securities will be entitled to request, pursuant to the terms of Section 2(a)(ii), up to two (2) Long-Form Registrations; provided, that such a registration will not count as a permitted Long-Form Registration (i) until it has become effective, (ii) unless the holders of PMI Registrable Securities are able to register and sell at least 90% of the PMI Registrable Securities requested to be included in such registration, and (iii) unless such registration (individually or when aggregated with any prior public offerings of the Common Interests) shall have resulted in net proceeds to the Company and/or the selling Securityholders of not less than $30 million.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), the holders of the Investor Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations. Demand Registrations (other than 415 Registrations) will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

                  (d) Priority on Demand Registrations.

                           (i) The Company will not include in any Long-Form
Registration or Short-Form Registration any securities which are not Registrable Securities (other than Company Registrable Securities) without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. Subject to paragraph (ii) below, if a Long-Form Registration or a Short-Form Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (A) first, the number of Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of Registrable Securities based on the number of units of Registrable Securities owned by each such holder, (B) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of units of such other securities owned by each such holder, and (C) third, if Company Registrable Securities are to be included in such registration, the number of Company Registrable Securities to be included in such registration is that number of Company Registrable Securities which is, after giving effect to the foregoing clauses (A) and (B), required to attain the $20 million threshold offering amount set forth in Section 6(c).

                           (ii) Notwithstanding the foregoing paragraph (i),
upon the receipt of a written request from the holders of a majority of the PMI Registrable Securities, as provided in Section 2(a)(ii) above, the priority on such a Demand Registration shall be (A) first, the number of Registrable Securities requested to be included in such registration by the holders of PMI Registrable Securities, (B) second, any other Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of such other Registrable Securities based on the number


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of units of Registrable Securities owned by each such holder, (C) third, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of units of such other securities owned by each such holder, and (D) fourth, if Company Registrable Securities are to be included in such registration, the number of Company Registrable Securities to be included in such registration is that number of Company Registrable Securities which is, after giving effect to the foregoing clauses (A), (B) and (C), required to attain the $30 million threshold offering amount set forth in Section 2(a)(ii) above.

                  (e) Restrictions on Demand and Primary Registrations. (i) The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration and (ii) the Company will not be entitled to effect, and no holder of Registrable Securities will be entitled to request, any Demand Registration (other than pursuant to the provisions of Section 2(a)(ii) above) or any primary registration on behalf of the Company within six months after receipt of a validly delivered Put Notice pursuant to the terms and conditions of the Warrant Agreements; provided, that if the Company consummates the repurchase of PMI Registrable Securities upon or at any time after receipt of a Put Notice, the provisions of this clause (ii) shall terminate and be of no further force or effect.

                  (f) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering (which investment banker(s) and manager(s) will be nationally recognized) subject to the Company's approval which will not be unreasonably withheld.

                  (g) 415 Registrations.

                           (i) The holders of a majority of the Investor
Registrable Securities will be entitled to request one (1) 415 Registration. Subject to the availability of required financial information, within 45 days after the Company receives written notice of a request for a 415 Registration, the Company shall file with the SEC a registration statement under the Securities Act for the 415 Registration. The Company shall use its best efforts to cause the 415 Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall (subject to the provisions of clause (ii) below) cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (i) the third anniversary of the date of filing of the 415 Registration or (ii) the date on which all Investor Registrable Securities have been sold pursuant to the 415 Registration or (iii) the date as of which there are no longer any Investor Registrable Securities in existence.

                           (ii) If the holders of a majority of the Investor
Registrable Securities notify the Company in writing that they intend to effect the sale of all or substantially all of the Investor Registrable Securities held by such holders pursuant to a single integrated offering pursuant to a then effective registration statement for a 415 Registration (a "Takedown"), the Company and each holder of Registrable Securities shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Takedown is received.


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                           (iii) If in connection with any Takedown the managing
underwriters (selected in accordance with clause (iv) below) advise the Company that, in its opinion, the inclusion of any other securities other than Investor Registrable Securities would adversely affect the marketability of the offering, then no such securities shall be permitted to be included. Additionally, if in connection with such an offering, the number of Investor Registrable Securities and other securities (if any) requested to be included in such Takedown exceeds the number of Investor Registrable Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, the company shall include in such Sale (i) first, the Investor Registrable Securities requested to be included in such Takedown, pro rata among the holders of such Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Takedown to the extent permitted hereunder.

                            (iv) The holders of a majority of the Investor
Registrable Securities shall have the right to retain and select an investment banker and manager to administer the 415 Registration and any Takedown pursuant thereto, subject to the Company's approval which will not be unreasonably withheld.

                             (v) In addition to the provisions in Section 7
below, all expenses incurred in connection with the management of the 415 Registration (whether incurred by the Company or the holders of the Investor Registrable Securities) shall be borne by the Company (including, without limitation, all fees and expenses of the investment banker and manager) (excluding discounts and commissions).

                  (h) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity or similar securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities.

3.       Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Interests under the Securities Act (other than pursuant to a Demand Registration, and other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called "equity kicker") and a registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration (subject to the provisions of this Agreement) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, in connection only with the initial registered public offering of the Company's securities which offering is a primary offering, no Registrable Securities shall be included in such registration without the prior written consent of the holders of a majority of Investor Registrable Securities.


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                  (b) Priority on Primary Registrations. If a Piggyback
Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of units of Registrable Securities owned by each such holder, and (iii) third, other securities, if any, requested to be included in such registration.

                  (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of units of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration not covered by clause (i) or clause (ii) above (which registration was consented to pursuant to Section 2(h) above).

                  (d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the holders of a majority of the Investor Registrable Securities.

                  (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this
Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity or similar securities or securities convertible or exchangeable into or exercisable for its equity or similar securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

4.       Holdback Agreements.

                  (a) Each holder of Registrable Securities hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period (or, if the managing underwriters so request in writing, a 180- day period) beginning on the effective date of any Demand Registration (other than a 415 Registration) or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), if and to the extent requested by the Company in the case of a non-underwritten public


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offering or if and to the extent requested by the underwriters managing an underwritten public offering.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 120-day period (or, if the managing underwriters so request in writing, a 180-day period) beginning on the effective date of any underwritten Demand Registration (other than a 415 Registration) or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of Registrable Securities and each other holder of at least 5% (on a fully diluted basis) of Common Interests, or any securities convertible into or exchangeable or exercisable for Common Interests, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the underwriters managing an underwritten public offering.

5.       Further Assurances.

                  (a) In the event that the Board of Advisors of the Company (the "Board") or the holders of a majority of the units of Investor Registrable Securities then outstanding, as applicable, approve an initial public offering and sale of Common Interests (an "Initial Public Offering") pursuant to an effective registration statement under the Securities Act, or if a Demand Registration is requested pursuant to Section 2(a) prior to an Initial Public Offering, then all of the parties to this Agreement shall take all necessary or desirable actions in connection with the consummation of such Initial Public Offering as the Board or the holders of a majority of the Investor Registrable Securities so request. Without limiting the generality of the foregoing, for so long as the Put Option has not been terminated pursuant to the terms and conditions of the Warrant Agreements, in the event that a Demand Registration is requested, then upon (i) the request of the Board, (ii) the request of the holders of a majority of the units of the Investor Registrable Securities then outstanding, or (iii) the request of the holders requesting such Demand Registration, all of the parties shall take such actions as may be reasonably necessary for the Company to convert to a corporate form, including without limitation the approval of a merger of the Company with and into a corporation, with the result that each Member shall hold common and preferred stock of such surviving corporation with rights, preferences and privileges substantially equivalent to their respective Common Interests and Preferred Interests.

                   (b) If the Company proposes to take any action that would result in a Termination Event, then so long as the Put Option has not been terminated pursuant to the terms and conditions of the Warrant Agreements, the Members shall take all necessary action to enter into a Successor Agreement and shall not permit the Company to take any actions that would result in a Termination Event until the Successor Entity has entered into a Successor Agreement with the Members (or has entered into a binding agreement to enter into such a Successor Agreement). The Members acknowledge and agree that the restrictions set forth in the section of such Successor Agreement


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which corresponds to this Section 5(b) override and shall be given effect over any other conflicting provision or statement in either the Operating Agreement or this Agreement.

6. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected pursuant to Section 7(b) below copies of all such documents proposed to be filed);

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) if requested by the holders of a majority of the Investor Registrable Securities in connection with any Demand Registration requested by such holders, use its commercially reasonable efforts to cause to be included in such registration Common Interests having an aggregate value (based on the midpoint of the proposed offering price range specified in the registration statement used to offer such securities) of up to $20 million ("Company Registrable Securities"), to be offered in a primary offering of the Company's securities contemporaneously with such offering of Registrable Securities;

                  (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

                  (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market ("Nasdaq Market") and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

                  (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of units);

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                  (o) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

7.       Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.

                  (b) In connection with each Demand Registration, each Piggyback Registration and each 415 Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

8.       Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, director, officer or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

10. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

                  (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

                  (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

11. Amendment and Restatement of Original Agreement. The Original Agreement is hereby amended and restated in its entirety.

12. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the address indicated below:

                  To the Company:

                           Sleepmaster Holdings L.L.C.
                           c/o Sleepmaster L.L.C.
                           2001 Lower Road
                           Linden, New Jersey  07036
                           Attention:  Manager
                           Telecopy No.: (908) 381-3925

                  With copies, which shall not constitute notice, to:

                           Citicorp Venture Capital, Ltd.
                           399 Park Avenue
                           14th Floor
                           New York, New York  10043
                           Attention:  Mr. John Weber
                           Telecopy No.:  (212) 888-2940

                           Kirkland & Ellis
                           Citicorp Center
                           153 East 53rd Street
                           New York, New York  10022-4675
                           Attention:  Kirk A. Radke, Esq.
                           Telecopy No.:  (212) 446-4900

                  To the Investor:

                           Sleep Investor L.L.C.
                           c/o Citicorp Venture Capital, Ltd.
                           399 Park Avenue
                           14th Floor
                           New York, New York  10043
                           Attention:  Mr. John Weber
                           Telecopy No.:  (212) 888-2940

                  With copies, which shall not constitute notice, to:

                           Kirkland & Ellis
                           Citicorp Center
                           153 East 53rd Street
                           New York, New York  10022-4675
                           Attention:  Kirk A. Radke, Esq.
                           Telecopy No.:  (212) 446-4900

                           PMI Mezzanine Fund, L.P.
                           610 Newport Center Drive
                           Suite 1100
                           Newport Beach, California  92660
                           Attention:  Mr. Robert Bartholomew
                           Telecopy No.:  (714) 721-5446

                           Brobeck, Phleger & Harrison L.L.P.
                           550 South Hope Street
                           Los Angeles, California  90071
                           Attention:  John Francis Hilson, Esq.
                           Telecopy No.:  (213) 239-1324

                  To PMI:

                           PMI Mezzanine Fund, L.P.
                           610 Newport Center Drive
                           Suite 1100
                           Newport Beach, California  92660
                           Attention:  Mr. Robert Bartholomew
                           Telecopy No.:  (714) 721-5446

                  With a copy, which shall not constitute notice, to:

                           Brobeck, Phleger & Harrison L.L.P.
                           550 South Hope Street
                           Los Angeles, California  90071
                           Attention:  John Francis Hilson, Esq.
                           Telecopy No.:  (213) 239-1324

                  To any of the Executives:

                           Sleepmaster L.L.C.
                           2001 Lower Road
                           Linden, New Jersey  07036
                           Attention:  [EXECUTIVE'S NAME]
                           Telecopy No.:  (908) 381-3925


                  With a copy, which shall not constitute notice, to:

                           Greenberg Traurig Hoffman Lipoff
                           Rosen & Quentel
                           200 Park Avenue
                           New York, New York  10166
                           Attention:  William A. Newman, Esq.
                           Telecopy No.:  (212) 223-7161
or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

13.      Miscellaneous.

                  (a) No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided, that no amendment to the provisions of Sections 3, 5, 7, subsections (a), (b), (d), (e) and (h) of Section 2, this subsection 13(c), and the defined terms relating to the foregoing shall be effective without the prior written consent of the holders of a majority of the PMI Registrable Securities.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) GOVERNING LAW. THE LIMITED LIABILITY COMPANY LAWS OF THE STATE OF NEW JERSEY WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS

MEMBERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.


                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement as of the date first above written.

                                  SLEEPMASTER HOLDINGS L.L.C.

                                  By: ________________________________________
                                  Name:
                                  Title:

                                  SLEEP INVESTOR L.L.C.

                                  By: ________________________________________
                                  Name:
                                  Title:


                                  PMI MEZZANINE FUND, L.P.

                                  By: Pacific Mezzanine Investors, LLC, its
                                      General Partner


                                      By: ____________________________________
                                      Name:
                                      Title:


                                  CHARLES SCHWEITZER

                                  ____________________________________________


                                  JAMES P. KOSCICA

                                  ____________________________________________


                                  MICHAEL REILLY

                                  ____________________________________________


                                  TIMOTHY DUPONT

                                  ____________________________________________

                                  MICHAEL BUBIS

                                  ____________________________________________



                                  RICHARD TAUBER


                                  ____________________________________________



                                  DOUGLAS PHILLIPS


                                  ____________________________________________

                                                                       EXHIBIT A

                         FORM OF JOINDER TO AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT

                  THIS JOINDER to the Amended and Restated Registration Rights Agreement, dated as of March, 1998 by and among Sleepmaster Holdings L.L.C., a New Jersey limited liability company (the "Company"), and certain securityholders of the Company (the "Agreement"), is made and entered into as of _________ by and between the Company and _________________ ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

                  WHEREAS, Holder has acquired certain units of Common Interests, and the Agreement and the Company contemplates that Holder, as a holder of Common Interests, may be entitled to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

                           Agreement to be Bound. Holder hereby agrees that upon
execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a holder of Executive Registrable Securities for all purposes thereof. In addition, Holder hereby agrees that all Common Interests held by Holder shall be deemed Executive Registrable Securities for all purposes of the Agreement.

                  1. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Common Interests and the respective successors and assigns of each of them, so long as they hold any shares of Common Interests.

                  2. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  3. Notices. For purposes of Section 12 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                                    [Name]
                                    [Address]
                                    [Facsimile Number]


                  4. GOVERNING LAW. THE LIMITED LIABILITY COMPANY LAWS OF THE STATE OF NEW JERSEY WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS

MEMBERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  5. DESCRIPTIVE HEADINGS. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                    SLEEPMASTER HOLDINGS L.L.C.


                                    By:________________________________
                                    Name:
                                    Title:


                                    [HOLDER]


                                    By:_________________________________